                                 EXHIBIT 10.6



                               November 10, 1997



Mr. C.E. Miller
Eagle Investment, Inc.
P.O. Box 348
Traverse City, MI 49685

   Re:  Letter Agreement
        Property Sale

Dear Mr. Miller:

This letter will serve as an agreement between Miller Oil Corporation ("MOC") and Eagle Investments, Inc. ("Eagle") for the sale of non-operated working interest and overriding royalty interest in certain properties located in Michigan and Texas. MOC as seller and Eagle as buyer agree to the following terms and conditions:

1. MOC will sell all of its right, title, and interest to Eagle in the properties described on Exhibit "A" attached hereto.

2. The effective date of the sale will be January 1, 1998, with closing to occur as soon as possible in January.

3.   The purchase price will be $507,411.00.

4. The assignment to Eagle will include all of MOC's interest in all wells, facilities, and equipment associated with the properties.

5.   MOC does not warrant title to the interest in any of the properties.

Page 2
Eagle Investments
October 29, 1997



Should the foregoing meet with your approval, please indicate by executing where provided below and return to MOC's Houston, TX office.


                         Sincerely,

                         MILLER OIL CORPORATION


                         /s/ C.W. Measley, Jr.
                         C.W. Measley, Jr.
                         Land Manager


Agreed to and accepted this 13 day of November, 1997.

Eagle Investments, Inc.


By: /s/ C.E. Miller
    -------------------------------
C.E. Miller

WELL NAME                      OPERATOR       ST     CTY/PARISH        WI         NRI
Other
Abrahamson 3-7                Miller Oil      MI   Mason           25.606930%  24.068427%
Bagley Niagaran 11-14-23      Terra           MI   Otsego           0.015574%   0.013410%
Bassett 1-16                  Samson          MI   Mecosta          8.230500%   5.990029%
Brown Ranch Project           Burke           TX   Throckmorton     0.000000%   0.312500%
Carey 1-23                    W&W             MI   Manistee        20.000000%  16.871875%
Cooley 1-13A                  Adams           MI   Mecosta          0.000000%   1.460388%
Courand #1                    Burke           TX   Atascosa         0.000000%   0.400000%
Crawford Rose Lake 1-11       Dart            MI   Osceola          4.575107%   3.330106%
Gelow 1-12                    H&H             MI   Otsego           0.000000%   0.081610%
Goose Lake Plant              Dart            MI   Osceola          5.000000%   0.000000%
Guerra Mineral Trust (NCT)    DA Hughes       TX   Starr           14.125000%  11.639844%
Guy F. Stovall Trust #2       DA Hughes       TX   Wharton          4.394792%   3.471093%
Habrecht 1-13                 West Bay        MI   Grand Traverse   5.000000%   3.962540%
Imogene P/L                   Burke           TX   Atascosa         0.000000%   0.000000%
Joseph 2-23                   Dynamic         MI   Manistee         0.000000%   0.003910%
Kalner Unit #1                Venus           TX   Wharton          0.785536%   0.614682%
Kalk St. Townsite 1-17        Global          MI   Kalkaska         0.000000%   0.020815%
Kantz 1-12A                   West Bay        MI   Grand Traverse   2.376625%   1.857740%
Lakeland Assoc. 1-32          Michigan Prod.  MI   Manistee         0.800000%   0.581720%
Spider Lake 1-3 HD-1          West Bay        MI   Grand Traverse   4.703900%   3.657265%
St. Vienna 1-34C              Shell           MI   Montmorency      0.937500%   0.668750%
Tecon Lake 1-14               Hawkins         MI   Otsego           2.500000%   2.118750%

WELL NAME                     OPERATOR       ST   CTY/PARISH      WI        NRI
ANTRIM:
Bagley 400 Antrim             Terra          MI   Otsego       0.000000%  0.009239%
Charlton 27 Field             Trendwell      MI   Otsego       0.000000%  0.069430%
Chester 12 (Fox) Antrim       O.I.L.         MI   Otsego       1.006150%  0.880610%
Chester 12 (Fox) Antrim       O.I.L.         MI   Otsego       0.000000%  0.100400%
Chester 16 Antrim             Oilfield Inv.  MI   Otsego       0.000000%  0.312535%
Chester Antrim One            Enster         MI   Otsego       0.000000%  0.168800%
Gilchrist Antrim              Wolverine      MI   Montmorency  0.000000%  0.206350%
Hardwood Antrim               Wolverine      MI   Montmorency  0.000000%  0.029300%
Mid-Charlton Ph.l S.Add-On    Terra          MI   Otsego       0.000000%  0.776138%
Mid-Charlton Phase I          Terra          MI   Otsego       0.000000%  0.021622%
Mid-Charlton Phase II         Terra          MI   Otsego       0.000000%  0.013003%
Otsego Lake Antrim            Muskegon       MI   Otsego       0.000000%  0.032740%
St. Bagley 4-36               HRF Antrim     MI   Otsego       0.000000%  0.775000%
St. Charlton B1-36            Wolverine      MI   Otsego       0.000000%  0.225000%
St. Charlton B2-36            Wolverine      MI   Otsego       0.000000%  0.225000%
Terra Pigeon                  Terra          MI   Otsego       0.000000%  0.748700%
Vienna 31 Gas Field           Trendwell      MI   Mont/Otsego  0.000000%  0.059760%